UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2015

ARROW ELECTRONICS, INC.
(Exact Name of Registrant as Specified in Charter)

NEW YORK	1-4482	11-1806155
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

9201 East Dry Creek Road, Centennial, CO 80112
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (303) 824-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 20.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.              Submission of Matters to a Vote of Security Holders

The annual meeting of shareholders of Arrow Electronics, Inc. (the “Company”) was held on May 21, 2015. The proposals are described in the Company’s Proxy Statement in connection with the 2015 Annual Meeting of Shareholders. As of the record date, there were a total of 95,683,223 shares of common stock outstanding and entitled to vote at the annual meeting. At the annual meeting 89,144,015   shares of common stock were represented in person or by proxy.  Therefore, a quorum was present.

Proposal 1 — Election of Directors

The number of directors is fixed at ten and the following persons were nominated to serve, and were elected, as directors of the Company. The voting results for each nominee were as follows:

Board Member	For	Withheld	Broker Non-votes
Barry W. Perry	84,047,819	1,424,155	3,672,041
Philip K. Asherman	84,538,089	933,885	3,672,041
Gail E. Hamilton	83,709,593	1,762,381	3,672,041
John N. Hanson	84,024,608	1,447,366	3,672,041
Richard S. Hill	84,175,417	1,296,557	3,672,041
M.F. (Fran) Keeth	84,307,179	1,164,795	3,672,041
Andrew C. Kerin	84,491,015	980,959	3,672,041
Michael J. Long	82,094,148	3,377,826	3,672,041
Stephen C. Patrick	84,197,841	1,274,133	3,672,041

Proposal  2 —  The ratification of the appointment of  Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015

The shareholders were asked to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm. The appointment was ratified with 88,276,619 shares voting for, 467,238 shares voting against, and 400,158 shares abstaining.

Proposal 3 – Proposal to Re-approve and Amend the Arrow Electronics, Inc. 2004 Omnibus Incentive Plan

The shareholders were asked to re-approve and amend the Arrow Electronics, Inc. 2004 Omnibus Incentive Plan.  The amendments included an increase in the number of shares that can be issued under the plan.  The proposal was passed by the shareholders with 81,641,588 shares in favor, 3,325,332 shares against, 505,054 shares abstaining, and 3,672,041 broker non-votes.

Proposal 4 – Advisory vote on Executive Compensation

The shareholders were asked to approve, on an advisory basis, the compensation paid to the Company’s executive officers, as described in the Company’s Proxy.  The proposal was passed by the shareholders with 80,882,888 shares in favor, 3,976,786 shares against, 612,300 shares abstaining, and 3,672,041 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROW ELECTRONICS, INC.

Date: May 27, 2015	By:	/s/ Gregory Tarpinian
Name: Gregory Tarpinian
Title: Senior Vice President